EXECUTION COPY

FIRST AMENDMENT

THIS FIRST AMENDMENT, dated as of September 11, 2008 (this "Amendment") is to the Amended and Restated Security Agreement (the "Security Agreement") dated as of August 15, 2008, by and among by and among NexCen Holding Corporation (f/k/a NexCen Acquisition Corp.), a Delaware corporation (the "Issuer"), the Subsidiary Borrowers from time to time party thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware corporation and BTMU Capital Corporation, a Delaware corporation (the "Agent").

RECITALS

WHEREAS, the parties hereto desire to amend the Security Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1 Defined Terms.

Capitalized terms used but not defined or modified in this Amendment shall have the respective meanings assigned to them in the Standard Definitions attached as Annex A to the Security Agreement (including as amended by this Amendment). References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

Section 2 Amendments to the Security Agreement

The Security Agreement is hereby amended as follows:

(a) The following definition shall be added to Appendix A in the appropriate alphabetical order:

"Non-Recurring Expenses": Shall mean any non-recurring and unusual expenses incurred by any Manager in connection with the restructuring of NexCen Brands and its Affiliates (including severance payments and investigation fees and expenses not otherwise provided for in Agent's Professionals and Consultants Fees).

(b) The definition of "Free Cash Flow" shall be amended and restated in its entirety to read as follows:

"Free Cash Flow": For any applicable period, an amount equal to (a) all Collections in such period, minus (b) the sum of (i) Operating Expenses incurred in such period, plus (ii) to the extent constituting Operating Expenses, Capital Expenditures incurred in such period, plus (iii) taxes paid in such period, plus (iv) any amounts paid under Section 3.1.1 of the GAC Security Agreement Supplement, in each case, of the Issuer and all Co-Issuers.

(c) The definition of "Manager Fee" shall be amended and restated in its entirety to read as follows:

"Manager Fee": With respect to any Manager (other than, for the avoidance of doubt, any Back-up Manager) and (i) the Brand Notes, a fee equal to the Operating Expenses for the respective Collection Period with respect to the management of the Brand Subsidiary Borrower under the related Management Agreement; provided, that such related amount in the aggregate shall not exceed $15,000,000 for the calendar year 2008 and $7,000,000 for the calendar year 2009 and (ii) the Franchise Notes, a fee equal to the Operating Expenses for the respective Collection Period with respect to the management of the related Franchise Subsidiary Borrower under the related Management Agreement; provided, that such amount in the aggregate shall not exceed (a) in the calendar year 2008, the higher of (1) $40,000,000, inclusive of any amounts paid under Section 3.1.1 of the GAC Security Agreement Supplement in the aggregate and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $110,000,000 in such calendar year; (b) in the calendar year 2009, the higher of (1) $22,000,000 and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $70,000,000 in such calendar year; (c) in the calendar year 2010, the higher of (1) $23,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $70,000,000 in such calendar year, (d) in the calendar year 2011, the higher of (1) $23,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $72,000,000 in such calendar year, (e) in the calendar year 2012, the higher of (1) $24,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $74,000,000 in such calendar year and (f) in calendar year 2013, the higher of (1) $25,000,000 and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $75,000,000 in such calendar year. For the avoidance of doubt, the amounts in (b), (c), (d), (e) and (f) above are exclusive of any amounts paid under Section 3.1.1 in the aggregate.

(d) The definition of "Operating Expenses" shall be amended and restated in its entirety to read as follows:

"Operating Expenses": With respect to each Co-Issuer and related Manager, and without duplication, the documented amounts incurred in the ordinary course of business by such Co-Issuer or Manager with respect to salaries, bonuses, commissions, employee

benefits and taxes, travel and entertainment, recruiting and subscription costs, legal and accounting costs, office rents, bank fees (including such bank fees otherwise paid or payable in Article XIV), insurance costs, property and sales cash taxes, state and local cash taxes sales and marketing costs, Manager Advances, Non-Recurring Expenses, reasonable corporate overhead allocations and other out-of-pocket cash expenses reasonably incurred by the related Manager in the ordinary course of operating such Co-Issuer (including the permitted items listed in Section 12.9(j) of the Security Agreement), all as specified in reasonable detail in each applicable Manager Report. In addition, only with respect to the Managers related to the Franchise Subsidiary Borrowers, capital expenditures not to exceed $360,000 per annum in the aggregate.

(e) The definition of "Senior Manager Fee" shall be amended and restated in its entirety to read as follows:

"Senior Manager Fee": With respect to any Manager, an amount equal to 55% of the result of (i) the applicable Manager Fee owing such Manager for the respective Collection Period minus (ii) any Non-Recurring Expenses for the respective Collection Period.

(f) The definition of "Subordinate Manager Fee" shall be amended and restated in its entirety to read as follows:

"Subordinate Manager Fee": With respect to any Manager, an amount equal to the sum of (i) 45% of the result of (A) the applicable Manager Fee owing such Manager for the respective Collection Period, minus (B) any Non-Recurring Expenses, plus (ii) 100% of the Non-Recurring Expenses for the respective Collection Period.

Section 3 Representations and Warranties

The Issuer, each Co-Issuer and NexCen Brands each represent that as of the date hereof, each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct.

Section 4 References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties hereby agree that the provisions herein shall govern.

Section 5 Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 6 Governing Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 7 Severability of Provisions.

Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 8 Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Amendment shall not effect a novation of the obligations of the parties to the Documents, but instead shall be merely an amendment of the terms governing such obligations.

Section 9 Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that no Co-Issuer may assign or transfer any of their respective rights or obligations under this Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signature pages to Follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

NEXCEN HOLDING CORPORATION, as Issuer

By: ______________________________
Name: SUE NAM
Title: SECRETARY

BTMU CAPITAL CORPORATION, as Agent

By: ______________________________
Name:
Title:

BTMU CAPITAL CORPORATION, as Noteholder

By: ______________________________
Name:
Title:

NEXCEN BRANDS, INC.

By: ______________________________
Name: SUE NAM
Title: GENERAL COUNSEL AND SECRETARY

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

NEXCEN HOLDING CORPORATION, as Issuer

By: ________________________

Name:

Title:

BTMU CAPITAL CORPORATION, as Agent

By: ________________________

Name: Cheryl A. Behan

Title: Senior Vice President

BTMU CAPITAL CORPORATION, as Noteholder

By: ________________________

Name: Cheryl A. Behan

Title: Senior Vice President

NEXCEN BRANDS, INC.

By: ________________________

Name:

Title:

ATHLETE'S FOOT BRANDS, LLC

By: ______________________
Name: SUE NAM
Title: SECRETARY

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: ______________________
Name: SUE NAM
Title: SECRETARY

BILL BLASS INTERNATIONAL, LLC

By: ______________________
Name: SUE NAM
Title: SECRETARY

WV IP HOLDINGS, LLC

By: ______________________
Name: SUE NAM
Title: SECRETARY

PT FRANCHISE BRANDS, LLC

By: ______________________
Name: SUE NAM
Title: SECRETARY

PT FRANCHISING, LLC

By: ______________________________
Name: SUE NAM
Title: SECRETARY

PM FRANCHISE BRANDS, LLC

By: ______________________________
Name: SUE NAM
Title: SECRETARY

PM FRANCHISING, LLC

By: ______________________________
Name: SUE NAM
Title: SECRETARY

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ______________________________
Name: SUE NAM
Title: SECRETARY

MARBLE SLAB FRANCHISING, LLC

By: ______________________________
Name: SUE NAM
Title: SECRETARY

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________
Name: SUE NAM
Title: SECRETARY

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________
Name: SUE NAM
Title: SECRETARY

GAC FRANCHISE BRANDS, LLC

By: ______________________
Name: SUE NAM
Title: SECRETARY

GAC FRANCHISING, LLC

By: ______________________
Name: SUE NAM
Title: SECRETARY

GAC MANUFACTURING, LLC

By: ______________________
Name: SUE NAM
Title: SECRETARY

GAC SUPPLY, LLC

By: ______________________________
Name: SUE NAM
Title: SECRETARY

SHBX IP HOLDINGS, LLC

By: ______________________________
Name: SUE NAM
Title: SECRETARY

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________________
Name: SUE NAM
Title: SECRETARY

NEXCEN BRAND MANAGEMENT, INC.

By: ______________________________
Name: SUE NAM
Title: SECRETARY

NB SUPPLY MANAGEMENT CORP.

By: ______________________________
Name: SUE NAM
Title: SECRETARY